PIMCO Funds

Supplement dated March 2, 2020 to the International Bond Funds Prospectus dated July 31, 2019, as supplemented from time to time (the “Prospectus”)

Disclosure Regarding the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”)

Effective immediately, the Fund is jointly and primarily managed by Pramol Dhawan, Ismael Orenstein and Michael Davidson. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Pramol Dhawan, Ismael Orenstein and Michael Davidson. Mr. Dhawan is a Managing Director of PIMCO, and Messrs. Orenstein and Davidson are Senior Vice Presidents of PIMCO. Mr. Dhawan has managed the Fund since October 2016, Mr. Orenstein has managed the Fund since May 2019, and Mr. Davidson has managed the Fund since March 2020.

In addition, effective immediately, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Markets Local Currency and Bond	Michael Davidson	3/20

Senior Vice President, PIMCO. Mr. Davidson is a portfolio manager in the emerging markets group. He focuses on Eastern Europe, the Middle East and Africa and helps to manage local markets portfolios. Prior to joining PIMCO in 2017, Mr. Davidson worked as an emerging markets rates trader at HSBC and Barclays. He has trading and portfolio management experience since 2007 and holds an undergraduate degree in philosophy, politics and economics from St Catherine’s College, University of Oxford.

PIMCO Emerging Markets Currency and Short-Term Investments

PIMCO Emerging Markets
Bond

PIMCO Emerging Markets Full Spectrum Bond

PIMCO Emerging Markets Local Currency and Bond

PIMCO Global Advantage® Strategy Bond

	Pramol Dhawan	10/16 6/19 5/17 8/17 10/16

Managing Director, PIMCO. Mr. Dhawan is a portfolio manager in the Newport Beach office. Prior to joining PIMCO in 2013, he was a managing director and head of emerging markets trading for Americas at Société Générale in New York. He was previously based in London where he headed the Central and Eastern Europe emerging markets team for the firm. Additionally, he was a management consultant at Accenture. He has investment experience since 2004 and holds an undergraduate degree in computer science and management studies from the University of Nottingham.

PIMCO Emerging Markets Currency and Short-Term Investments PIMCO Emerging Markets Local Currency and Bond	Ismael Orenstein	5/19 5/19

Senior Vice President, PIMCO. Mr. Orenstein is portfolio manager in the Newport Beach office, focusing on emerging market fixed income. He is a standing member of the Emerging Markets Portfolio Committee and has served as a rotating member of the Americas Portfolio Committee and the Investment Committee. Prior to joining PIMCO in 2012, he was a portfolio manager at Santander Asset Management in Brazil. He has investment experience since 2006 and holds an MBA from NYU Stern School of Business and a bachelor’s degree in computer engineering from Instituto Militar de Engenharia in Brazil.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_030220

PIMCO Funds

Supplement dated March 2, 2020 to the

Statement of Additional Information dated July 31, 2019, as supplemented from time to time (the “SAI”)

Disclosure Regarding the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”)

Effective immediately, the Fund is jointly and primarily managed by Pramol Dhawan, Ismael Orenstein and Michael Davidson.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI, and the following information is added:

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Davidson[14]
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	1	$49.03	0	$0.00
Other Accounts	0	$0.00	0	$0.00

[14]	Effective March 2, 2020, Mr. Davidson co-manages the PIMCO Emerging Markets Local Currency and Bond Fund ($3,212.9 million).

In addition, effective immediately, the following is added to the end of the paragraph immediately preceding the above table:

Effective March 2, 2020, the PIMCO Emerging Markets Local Currency and Bond Fund is jointly and primarily managed by Pramol Dhawan, Ismael Orenstein and Michael Davidson. Information for Mr. Davidson is as of December 31, 2019.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI, and the following information is added:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Davidson[3]	PIMCO Emerging Markets Local Currency and Bond	None

[3]	Effective March 2, 2020, Mr. Davidson co-manages the PIMCO Emerging Markets Local Currency and Bond Fund. Information for Mr. Davidson is as of December 31, 2019.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_030220